Investments	6 Months Ended
Jun. 30, 2021
Investments
Investments

13. Investments in Non-Marketable Equity Securities

The Company’s non-marketable equity securities are investments in privately held companies without readily determinable fair values. The carrying value of the Company’s investments without readily determinable fair values was $2.9 million as of June 30, 2021 and is classified within "Other long-term assets" in our consolidated balance sheets. The Company did not have any investments without readily determinable fair value as of December 31, 2020. The Company did not record any adjustments to the carrying value of its non-marketable equity securities accounted for under the measurement alternative, and did not recognize any gains or losses related to the sale of non-marketable equity securities in the three and six months ended June 30, 2021.